                                                                    Exhibit 99.1

BANK OF AMERICA                                       MORGAN STANLEY DEAN WITTER
BAMS 1997-3


--------------------------------------------------------------------
                                                                % BY
                            NUMBER OF            CURRENT     CURRENT
                             MORTGAGE          PRINCIPAL   PRINCIPAL
CURRENT BALANCE                 LOANS            BALANCE     BALANCE
--------------------------------------------------------------------
1 -             50,000              1          39,647.55        0.01
50,001 -       100,000              5         410,433.57        0.10
100,001 -      150,000             12       1,501,337.18        0.37
150,001 -      200,000              2         358,862.24        0.09
200,001 -      250,000            342      80,137,317.95       19.94
250,001 -      300,000            400     110,095,633.14       27.40
300,001 -      350,000            182      59,042,896.18       14.69
350,001 -      400,000            108      40,543,734.91       10.09
400,001 -      450,000             76      32,476,791.98        8.08
450,001 -      500,000             55      26,352,246.39        6.56
500,001 -      550,000             27      14,343,161.39        3.57
550,001 -      600,000             31      17,923,130.02        4.46
600,001 -      650,000             25      15,992,675.28        3.98
750,001 -      800,000              1         792,347.08        0.20
800,001 -      850,000              1         815,899.96        0.20
950,001 -    1,000,000              1         998,073.81        0.25
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Total:                          1,269     401,824,188.63      100.00
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

Min:   39,647.55
Max:   998,073.81
Average:   316,646.33


--------------------------------------------------------------------
                                                                % BY
                            NUMBER OF            CURRENT     CURRENT
                             MORTGAGE          PRINCIPAL   PRINCIPAL
CURRENT COUPON                  LOANS            BALANCE     BALANCE
--------------------------------------------------------------------
6.501 -   7.000                     5       1,438,952.08        0.36
7.001 -   7.500                   268      89,404,197.65       22.25
7.501 -   8.000                   816     260,150,840.56       64.74
8.001 -   8.500                   169      48,180,483.09       11.99
8.501 -   9.000                    10       2,437,649.84        0.61
9.001 -   9.500                     1         212,065.41        0.05
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Total:                          1,269     401,824,188.63      100.00
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
Min:   6.88
Max:   9.25
WAC:   7.77


--------------------------------------------------------------------
                                                                % BY
                            NUMBER OF            CURRENT     CURRENT
                             MORTGAGE          PRINCIPAL   PRINCIPAL
ORIGINAL LTV                    LOANS            BALANCE     BALANCE
--------------------------------------------------------------------
= or less than 50.00               52      17,313,049.36        4.31
50.01 -   55.00                    27       9,929,224.05        2.47
55.01 -   60.00                    53      17,336,658.72        4.31
60.01 -   65.00                    68      23,406,522.10        5.83
65.01 -   70.00                   110      35,971,549.04        8.95
70.01 -   75.00                   238      75,721,279.87       18.84
75.01 -   80.00                   492     160,768,747.72       40.01
80.01 -   85.00                    39      10,281,948.74        2.56
85.01 -   90.00                   136      37,630,845.28        9.37
90.01 -   95.00                    53      13,240,867.57        3.30
95.01 -  100.00                     1         223,496.18        0.06
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Total:                          1,269     401,824,188.63      100.00
--------------------------------------------------------------------

Min:   17.65
Max:   95.75
Weighted Average:   74.36

--------------------------------------------------------------------
                                                                % BY
                            NUMBER OF            CURRENT     CURRENT
                             MORTGAGE          PRINCIPAL   PRINCIPAL
PRODUCT TYPE                    LOANS            BALANCE     BALANCE
--------------------------------------------------------------------
Fixed - 30 Year                 1,259     399,271,137.80       99.36
Fixed - 25 Year                     9       2,326,430.27        0.58
Fixed - 20 Year                     1         226,620.56        0.06
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Total:                          1,269     401,824,188.63      100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
                                                                % BY
                            NUMBER OF            CURRENT     CURRENT
                             MORTGAGE          PRINCIPAL   PRINCIPAL
PROPERTY TYPE                   LOANS            BALANCE     BALANCE
--------------------------------------------------------------------
Single Family Residence           938     299,462,113.66       74.53
PUD                               261      82,540,687.48       20.54
Condo                              58      16,216,213.62        4.04
2-4 Family                          9       2,889,973.87        0.72
Unknown                             2         485,500.00        0.12
Townhouse                           1         229,700.00        0.06
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Total:                          1,269     401,824,188.63      100.00
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


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                                                                % BY
                            NUMBER OF            CURRENT     CURRENT
                             MORTGAGE          PRINCIPAL   PRINCIPAL
TOP 10 STATES                   LOANS            BALANCE     BALANCE
--------------------------------------------------------------------
California-Northern               486     155,487,361.27       38.70
California-Southern               384     122,507,222.95       30.49
Massachusetts                      53      15,773,151.55        3.93
Washington                         50      15,365,807.29        3.82
New Jersey                         29       9,008,479.54        2.24
Oregon                             26       8,598,976.99        2.14
Arizona                            25       7,868,020.69        1.96
Texas                              20       7,153,619.41        1.78
Connecticut                        21       6,588,618.02        1.64
New York                           19       5,972,467.46        1.49
Other                             156      47,500,463.46       11.82
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Total:                          1,269     401,824,188.63      100.00
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

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The information herein has been provided solely by the underwriter. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by the underwriter. This memorandum is based on or derived from information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
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